1988 DEFERRED COMPENSATION PLAN OF
            APL LIMITED:  PURE EXCESS DEFERRAL PLAN


     SECTION 1.     ESTABLISHMENT AND PURPOSE.

     The 1988 Deferred Compensation Plan was adopted by the Board on November 29, 1988. The 1988 Deferred
Compensation Plan was amended, effective November 9,
1996, to form two plans:  the 1988 Deferred
Compensation Plan of APL Limited: Pure Excess Deferral
Plan (the "Plan") and the 1988 Deferred Compensation
Plan of APL Limited: Regular Deferral Plan (the
"Regular Deferral Plan"). This document constitutes the Plan, as adopted. The Plan is intended to provide certain Executives with an opportunity to defer payment of their salaries. In addition, the Plan provides for matching contributions by the Company. It is expected that the Plan will assist the Company in attracting and retaining Executives of outstanding achievement and ability.

     The Plan shall be administered and operated in accordance with the provisions of the Regular Deferral
Plan, and capitalized terms in this Plan shall have the same meaning as in the Regular Deferral Plan, except to the extent provided in this document.

     SECTION 2.     DEFINITIONS.

     Except as follows, the terms of Section 2 of this Plan are the same as the terms of Section 2 of the Regular Deferral Plan:

     (a)  "Plan" means this 1988 Deferred Compensation
Plan of APL Limited: Pure Excess Deferral Plan, as amended from time to time.

     (b)  "Regular Deferral Plan" means the 1988
Deferred Compensation Plan of APL Limited: Regular
Deferral Plan, as amended from time to time.

     SECTION 3.  ELIGIBILITY.

     The terms of Section 3 of this Plan are the same as the terms of Section 3 of the Regular Deferral Plan.

     SECTION 4.     ELECTION TO PARTICIPATE IN PLAN.

     The terms of Section 4 of this Plan are the same as the terms of Section 4 of the Regular Deferral Plan, except that no deferrals of Bonus Awards may be made under this Plan and a deferral from Base Salary may be made under this Plan only in accordance with the following sentence. Deferrals from Base Salary made pursuant to the provisions of Section 4 of the Regular
Deferral Plan shall be deemed made under this Plan, and not the Regular Deferral Plan, to the extent that such deferrals come from Base Salary in excess of the Compensation Limit but not in excess of the maximum deferral percentage permitted under the terms of the Profit-Sharing Plan or Thrift Plan (as applicable). No other deferrals from Base Salary may be made under this Plan.

     SECTION 5.     MATCHING CONTRIBUTIONS.

     The terms of Section 5 of this Plan are the same as the terms of Section 5 of the Regular Deferral Plan, except that a matching contribution shall be credited under this Plan only in accordance with the following sentence. A matching contribution credited pursuant to the provisions of Section 5 of the Regular Deferral
Plan shall be credited under this Plan, and not under the Regular Deferral Plan, to the extent that such matching contribution relates to deferrals from Base
Salary in excess of the Compensation Limit. No other matching contributions shall be credited under this Plan.

     SECTION 6.  ESTABLISHMENT OF DEFERRAL ACCOUNTS.

     The terms of Section 6 of this Plan are the same as the terms of Section 6 of the Regular Deferral Plan, except that no amount shall be credited to a Deferral
Account under this Plan with respect to the deferral of Bonus Awards.

     SECTION 7.     INTEREST CREDITS AND DISTRIBUTION
EVENTS.

     The terms of Section 7 of this Plan are the same as the terms of Section 7 of the Regular Deferral Plan, except that references to Bonus Awards are inapplicable to this Plan.

     SECTION 8.     FORM AND TIME OF PAYMENT OF
ACCOUNTS.

     The terms of Section 8 of this Plan are the same as the terms of Section 8 of the Regular Deferral Plan, except that the reference in Subsection (c) to the "Pure Excess Deferral Plan" shall read in this Plan as a reference to the "Regular Deferral Plan."

     SECTION 9.     NONASSIGNABILITY OF INTERESTS.

     The terms of Section 9 of this Plan are the same as the terms of Section 9 of the Regular Deferral Plan.

     SECTION 10.    LIMITATION OF RIGHTS.

     The terms of Section 10 of this Plan are the same as the terms of Section 10 of the Regular Deferral
Plan, except that references to the deferral of Bonus
Awards are inapplicable to this Plan.

     SECTION 11.    ADMINISTRATION OF THE PLAN.

     The terms of Section 11 of this Plan are the same as the terms of Section 11 of the Regular Deferral
Plan.

     SECTION 12.    CLAIMS AND INQUIRIES.

     The terms of Section 12 of this Plan are the same as the terms of Section 12 of the Regular Deferral
Plan.

                    SECTION 13.    MISCELLANEOUS
                    PROVISIONS.

     The terms of Section 13 of this Plan are the same as the terms of Section 13 of the Regular Deferral
Plan, except that references to Bonus Awards are inapplicable to this Plan.

     SECTION 14.    AMENDMENT OR TERMINATION OF THE
PLAN.

     The terms of Section 14 of this Plan are the same as the terms of Section 14 of the Regular Deferral
Plan.

     SECTION 15.    CHOICE OF LAW.

     The terms of Section 15 of this Plan are the same as the terms of Section 15 of the Regular Deferral
Plan.

     SECTION 16.    EXECUTION.

     To record the adoption of the Plan, the Company has caused its duly authorized officer to affix the corporate name hereto.


                                  APL LIMITED




                                  By: /s/Timothy J. Windle

                                  Its: Assistant Secretary